U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
       Date of Report (Date of earliest event reported): December 30, 2005




                    Consortium Service Management Group, Inc.
             (Exact name of registrant as specified in its charter)




    Texas                         0-27359                           74-2653437
    -----                         -------                           ----------
  (state of               (Commission File Number)                 (IRS Employer
incorporation)                                                      I.D. Number)


                   500 North Shoreline Drive, Suite 701 North
                            Corpus Christi, TX 78471
                                  512-887-7546
              ----------------------------------------------------
             (Address and telephone number of registrant's principal
               executive offices and principal place of business)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 30, 2005 director Carl Pojezny resigned as a director of the Registrant.

On December 30, 2005 director David Selby resigned as a director of the Registrant.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 03, 2006
                                    Consortium Service Management Group, Inc.



                                    By /s/ Donald S. Robbins
                                      ------------------------------------------
                                      Donald S. Robbins, Chief Executive Officer